Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 18	Income Taxes

The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2017	2016	2015

Federal
Current	$2,086	$2,585	$1,956
Deferred	(1,180)	(711)	(223)

Federal income tax	906	1,874	1,733

State
Current	201	337	346
Deferred	157	(50)	18

State income tax	358	287	364

Total income tax provision	$1,264	$2,161	$2,097

A reconciliation of expected income tax expense at the federal statutory rate of 35 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2017	2016	2015
Tax at statutory rate	$2,631	$2,837	$2,810
State income tax, at statutory rates, net of federal tax benefit	281	244	237
Tax effect of
Revaluation of tax related assets and liabilities(a)	(910)	–	–
Tax credits and benefits, net of related expenses	(774)	(710)	(700)
Tax-exempt income	(200)	(196)	(201)
Noncontrolling interests	(12)	(20)	(19)
Nondeductible legal and regulatory expenses	213	30	–
Other items	35 (b)	(24)	(30	)(c)

Applicable income taxes	$1,264	$2,161	$2,097
(a)	In late 2017, tax reform legislation was enacted that, among other provisions, reduced the federal statutory rate for corporations from 35 percent to 21 percent effective in 2018. In accordance with generally accepted accounting principles, the Company revalued its deferred tax assets and liabilities at December 31, 2017, resulting in an estimated net tax benefit of $910 million, which the Company recorded in 2017.
(b)	Includes excess tax benefits associated with stock-based compensation under accounting guidance effective January 1, 2017. Previously, these benefits were recorded in capital surplus.
(c)	Includes the resolution of certain tax matters with taxing authorities in the first quarter of 2015.

The tax effects of fair value adjustments on securities available-for-sale, derivative instruments in cash flow hedges, foreign currency translation adjustments, and pension and post-retirement plans are recorded directly to shareholders’ equity as part of other comprehensive income (loss).

In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Federal tax examinations for all years ending through December 31, 2010, are completed and resolved. The Company’s tax returns for the years ended December 31, 2011 through 2016 are under examination by the Internal Revenue Service. The years open to examination by state and local government authorities vary by jurisdiction.

A reconciliation of the changes in the federal, state and foreign unrecognized tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2017	2016	2015
Balance at beginning of period	$302	$243	$267
Additions (reductions) for tax positions taken in prior years	3	57	(17)
Additions for tax positions taken in the current year	9	12	13
Exam resolutions	(23)	(6)	(17)
Statute expirations	(4)	(4)	(3)

Balance at end of period	$287	$302	$243

The total amount of unrecognized tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2017, 2016 and 2015, were $265 million, $234 million and $165 million, respectively. The Company classifies interest and penalties related to unrecognized tax positions as a component of income tax expense. At December 31, 2017, the Company’s unrecognized tax position balance included $53 million in accrued interest. During the years ended December 31, 2017, 2016 and 2015 the Company recorded approximately $16 million, $7 million and $(1) million, respectively, in interest on unrecognized tax positions.

Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.

The significant components of the Company’s net deferred tax asset (liability) follows:

At December 31 (Dollars in Millions)	2017	2016

Deferred Tax Assets
Federal, state and foreign net operating loss and credit carryforwards	$2,249	$971
Allowance for credit losses	1,116	1,667
Accrued expenses	468	806
Partnerships and other investment assets	252	521
Securities available-for-sale and financial instruments	111	220
Stock compensation	79	120
Pension and postretirement benefits	–	394
Other deferred tax assets, net	215	291

Gross deferred tax assets	4,490	4,990

Deferred Tax Liabilities
Leasing activities	(2,277)	(3,096)
Goodwill and other intangible assets	(693)	(962)
Mortgage servicing rights	(604)	(883)
Loans	(160)	(234)
Pension and postretirement benefits	(20)	–
Fixed assets	(4)	(60)
Other deferred tax liabilities, net	(131)	(113)

Gross deferred tax liabilities	(3,889)	(5,348)
Valuation allowance	(128)	(121)

Net Deferred Tax Asset (Liability)	$473	$(479)

The Company has approximately $1.7 billion of federal, state and foreign net operating loss carryforwards which expire at various times through 2037. A substantial portion of these carryforwards relate to state-only net operating losses, which are subject to a full valuation allowance as they are not expected to be realized within the carryforward period. Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.

In addition, the Company has $2.1 billion of federal credit carryforwards which expire at various times through 2037 which are not subject to a valuation allowance as management believes that it is more likely than not that the credits will be utilized within the carryforward period.

At December 31, 2017, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if certain subsidiaries of the Company cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.